EXHIBIT 99.7


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350



Alie Chang, as Chief Executive Officer of EarthNetMedia, Inc., a Nevada corporation (the "Company"), hereby certifies, pursuant to 18 U.S.C.ss.1350, that

     (1) the Company's Quarterly Report of Form 10-QSB for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of
Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as applicable; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 12, 2002                    /s/ ALIE  CHANG
                                            __________________________
                                            Alie Chang
                                            Chief Executive Officer
                                            EarthNetMedia, Inc.